Exhibit 10.2.1

                  FIRST AMENDMENT TO COLLATERAL TRUST AGREEMENT

      This first amendment to the Collateral Trust Agreement ("Amendment to the Collateral Trust Agreement") is entered into by and among Congoleum Corporation, a Delaware Corporation ("Congoleum"), Arthur J. Pergament, solely in his capacity as the Collateral Trustee hereunder (the "Collateral Trustee") and Wilmington Trust Company, a Delaware banking corporation, solely in its capacity as Delaware Trustee (the "Delaware Trustee") (Congoleum, the Collateral Trustee, and the Delaware Trustee, collectively, the "Parties"), with the consent of Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants.

                                    RECITALS

      WHEREAS Congoleum, the Collateral Trustee and the Delaware Trustee entered into the Collateral Trust Agreement pursuant to which a statutory trust under the Delaware Statutory Trust Act was created on April 17, 2003; and

      WHEREAS, Congoleum and various Asbestos Claimants executed a settlement agreement dated April 10, 2003, titled Settlement Agreement Between Congoleum Corporation and Various Asbestos Claimants (the "Claimant Agreement"); and

      WHEREAS, Congoleum and various Asbestos Claimants contemporaneously herewith are executing that certain first amendment to the Claimant Agreement (the "Amendment to the Claimant Agreement"); and

      WHEREAS, on or about April 11, 2003 and April 17, 2003, respectively, Congoleum executed agreements titled "Security Agreement" and "Second Security Agreement" (collectively, the "Security Agreements") granting to the Collateral Trust a present and continuing security interest in certain insurance proceeds; and

      WHEREAS, Congoleum and the Collateral Trustee contemporaneously herewith have terminated the Security Agreements by the means of the Termination Agreement and entered into a subsequent security agreement ("Superceding Security Agreement"); and

      WHEREAS, the Parties desire to enter into this Amendment to the Collateral Trust Agreement to confirm their agreement with respect to (i) the termination of the Security Agreements; (ii) the execution of the Superceding Security Agreement, (iii) certain technical corrections to the Collateral Trust Agreement; and (iv) certain other matters relating to the foregoing, as hereafter provided; and

      WHEREAS, Section IV.D. of the Collateral Trust Agreement authorizes the Trustee, with the unanimous consent of Congoleum and Claimants' Counsel to modify and amend the Collateral Trust Agreement.

      NOW, THEREFORE, the Parties hereby agree that the Collateral Trust Agreement shall be amended as follows:

                                        AGREEMENT

1.    The paragraph below shall be added to the Claimant Agreement as Section
      I.C:

      C. Nontransferability of Beneficial Interests. The beneficial interests in the Collateral Trust are not transferable or assignable, except as may be provided under operation of law or after the death of an Asbestos Claimant pursuant to a will or the law applicable to decedent's estates. The beneficial interests in the Collateral Trust shall not be evidenced by a separate certificate. Nothing in this paragraph I.C shall in any way restrict the ability of the Collateral Trust to transfer the Trust Assets to any trust established pursuant to a plan of reorganization for Congoleum under chapter 11 of the United States Bankruptcy Code.


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

2. Sections II.E.1 and 2 of the Collateral Trust Agreement shall be replaced in their entirety with:

      E. Enforcement of Security Interest.

      The Collateral Trustee shall have the power and authority to enforce the Collateral Trust's interest in the Collateral in accordance with the Superceding Security Agreement and applicable law.

3. Sections IV.C and IV.D of the Collateral Trust Agreement shall be replaced in their entirety with:

      C. Termination. The Collateral Trust shall terminate upon the earliest of:
      (i) the payment in full of all of the Participating Asbestos Claimant's Secured Claims and the distribution of all Trust Assets pursuant to the terms of this Collateral Trust Agreement; (ii) the distribution of all Trust Assets pursuant to the terms of this Collateral Trust Agreement and the Collateral Trustee's determination that no further steps to recover any assets subject to the Security Interest are commercially reasonable;
      (iii) the transfer of the Trust Assets to the Plan Trust pursuant to the terms of this Collateral Trust Agreement; (iv) the payment of the Trust Assets to Congoleum pursuant to the terms of Section II.B.5; or (v) the expiration of any Perpetuities Period applicable to the Collateral Trust, provided that, to the extent permitted by applicable law, Congoleum directs that the Rule Against Perpetuities shall not apply to the Collateral Trust and that the Collateral Trust shall not be limited by a Perpetuities Period. "Perpetuities Period" shall mean the period (if any) defined by any applicable rule against perpetuities (the "Applicable Rule") within which interests in the Collateral Trust must vest in order


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

      to be valid when created. The Perpetuities Period includes any period in gross permitted by the Applicable Rule, such as twenty-one (21) years. If the Perpetuities Period is defined with reference to a given date or the death of the last survivor of a class of individuals living on a given date (the "Measuring Lives"), the date shall be the date prescribed by the Applicable Rule and the Measuring Lives shall be the members of the class of persons living on that date who are authorized to receive any payment from the Collateral Trust prior to its termination. If the Applicable Rule applies differently to different kinds of Trust Assets, a direction to terminate the Collateral Trust upon the expiration of the Perpetuities Period shall be applied separately to the different kinds of property. If Trust Assets transferred to the Collateral Trustee at different times have different Perpetuities Periods, a direction to terminate the Collateral Trust upon the expiration of the Perpetuities Period shall be applied separately to the different Trust Assets, provided that (i) Trust Assets for which no sufficient record exists to determine the date of transfer shall be deemed for this purpose to have been transferred on the earliest possible date, and (ii) an insurance policy or the proceeds of an insurance policy shall be deemed transferred on the date the policy is acquired by the Collateral Trust regardless of the dates on which premiums are subsequently paid. If the Collateral Trust suspends the power of alienation or permits accumulations within the meaning of any Applicable Rule limiting the period for such suspension or accumulations then this provision shall apply to such suspension or accumulations as if they were non-vested interests. Upon the termination of the Collateral Trust pursuant to the application of any Perpetuities Period, the Collateral Trustee shall pay the remaining principal to Congoleum.


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

      D. Amendments. The Collateral Trustee, with the unanimous consent of Congoleum and Claimants' Counsel, may modify and amend this Collateral Trust Agreement. Any modification made pursuant to this Section IV.D must be made in writing. The ability of the Collateral Trustee, Congoleum and Claimants' Counsel to amend this Collateral Trust Agreement in accordance with this Section IV.D shall not be restricted by any third party not a party hereto, including without limitation any Asbestos Claimant. Notwithstanding the foregoing or any other provision of this Collateral Trust Agreement, no modification or amendment to this Collateral Trust Agreement shall be effective to alter the rights or duties of the Delaware Trustee unless consented to in writing by the Delaware Trustee.

4. Other than expressly provided for herein, the terms of the Collateral Trust Agreement shall remain in full force and effect.

5. The Collateral Trust Agreement and this Amendment to the Collateral Trust Agreement (collectively, the "Agreements") constitute a single integrated written contract expressing the entire agreement among the parties hereto with respect to the subject matter hereof. The Agreements supercede any prior understandings and agreements between or among the parties with respect to the subject matter of the Agreements. Any statements, promises or inducements, whether made by any party or any agents of any party, that are not contained in the Agreements shall not be valid or binding. The failure or invalidation of any provision of the Agreements shall not in any way affect the validity or performance of any party pursuant to any other provision of the Agreements.


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

6. References in the Claimant Agreement, the Superceding Security Agreement and the Collateral Trust Agreement to the "Collateral Trust Agreement" shall be deemed references to the Agreements.

7. This Amendment to the Collateral Trust Agreement may be executed in any number of counterparts. Each of such counterparts for all purposes shall be deemed to be an original, and all such counterparts together shall constitute but one and the same Amendment to the Collateral Trust Agreement.


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

      IN WITNESS WHEREOF, the Parties have caused this Amendment to the Collateral Trust Agreement to be duly executed this 6th day of June 2003.

                                    CONGOLEUM CORPORATION

                                    By /s/ Howard N. Feist III
                                       ---------------------------------

                                    Title CFO
                                          ------------------------------

                                    COLLATERAL TRUSTEE

                                    By
                                       ---------------------------------
                                          Arthur J. Pergament

                                    DELAWARE TRUSTEE

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------
                                          Wilmington Trust Company

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the execution of this Amendment to the Collateral Trust Agreement.


                                     --------------------------------
                                             Perry Weitz, Esq.


                                     --------------------------------
                                           Joseph F. Rice, Esq.


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

      IN WITNESS WHEREOF, the Parties have caused this Amendment to the Collateral Trust Agreement to be duly executed this ___ day of June 2003.

                                    CONGOLEUM CORPORATION

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------

                                    COLLATERAL TRUSTEE

                                    By /s/ Arthur J. Pergament
                                       ---------------------------------
                                          Arthur J. Pergament

                                    DELAWARE TRUSTEE

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------
                                          Wilmington Trust Company

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the execution of this Amendment to the Collateral Trust Agreement.


                                     --------------------------------
                                             Perry Weitz, Esq.


                                     --------------------------------
                                           Joseph F. Rice, Esq.


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

      IN WITNESS WHEREOF, the Parties have caused this Amendment to the Collateral Trust Agreement to be duly executed this ___ day of June 2003.

                                    CONGOLEUM CORPORATION

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------

                                    COLLATERAL TRUSTEE

                                    By
                                       ---------------------------------
                                          Arthur J. Pergament

                                    DELAWARE TRUSTEE

                                    By /s/ Rosemary Pantano
                                       ---------------------------------

                                    Title Assistant Vice President
                                          ------------------------------
                                          Wilmington Trust Company

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the execution of this Amendment to the Collateral Trust Agreement.


                                     --------------------------------
                                             Perry Weitz, Esq.


                                     --------------------------------
                                           Joseph F. Rice, Esq.


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

      IN WITNESS WHEREOF, the Parties have caused this Amendment to the Collateral Trust Agreement to be duly executed this ___ day of June 2003.

                                    CONGOLEUM CORPORATION

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------

                                    COLLATERAL TRUSTEE

                                    By
                                       ---------------------------------
                                          Arthur J. Pergament

                                    DELAWARE TRUSTEE

                                    By
                                       ---------------------------------

                                    Title
                                          ------------------------------
                                          Wilmington Trust Company

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the execution of this Amendment to the Collateral Trust Agreement.

                                     /s/ Perry Weitz
                                     --------------------------------
                                             Perry Weitz, Esq.

                                     /s/ Joseph F. Rice
                                     --------------------------------
                                           Joseph F. Rice, Esq.


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